MILESTONE

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA

ANNUAL REPORT
DECEMBER 31, 2016

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests.  We take pride in our continued commitment to provide prompt, courteous service to our contract owners.  For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Contract Owners of Separate Account VA of Monarch Life Insurance Company:

In our opinion, for each of the investment divisions of Separate Account VA, a separate account of Monarch Life Insurance Company (the "Sponsor Company"), indicated in the table below, the accompanying Statements of Net Assets and the related Statements of Operations and Changes in Net Assets present fairly, in all material respects, the financial position 0f each of the investment divisions of Separate Account VA as of the date indicated in the table, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the Transfer Agent, provide a reasonable basis for our opinion.

Government Money Market V.I. Division (1)
U.S. Government Bond V.I. Division (1)
High Yield V.I. Division (1)
Large Cap Core V.I. Division (2)
Value Opportunities V.I. Division (1)
Global Allocation V.I. Division (2)
Basic Value V.I. Division (1)
(1) Statement of Net Assets as of December 31, 2016, Statement of Operations and Changes in Net Assets for the years ended December 31, 2016 and 2015
(2) Statement of Operations and Changes in Net Asset for the year ended December 31, 2015 and the period January 1, 2016 through February 9, 2016 (elimination of operations)

April 21, 2017

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF NET ASSETS AT DECEMBER 31, 2016
Investments in:	Cost	Number of Shares/ Units	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market V.I. Fund	$--	--	$1.00	$--	$--	$--	$--
U.S. Government Bond V.I. Fund	--	--	10.18	--	--	--	--
High Yield V.I. Fund	8,887	1,291	7.24	9,347	44	--	9,391
Value Opportunities V.I. Fund	66,931	3,559	27.93	99,406	--	2	99,408
Basic Value V.I. Fund	76,858	5,561	15.21	84,584	--	1	84,585

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2016
	Government Money Market V.I. Division	U.S. Government Bond V.I. Division	High Yield V.I. Division	Value Opportunities V.I. Division	Basic Value V.I. Division

Investment Income:
Dividends	$--	$--	$484	$249	$1,212
Expenses:
Risk Charges and Administrative Expenses	--	--	(124)	(1,196)	(1,060)
Net Investment Income (Loss)	--	--	360	(947)	152

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	--	(13)	276	(131)
Net Unrealized Gains	--	--	610	16,017	10,110
Capital Gain Distributions	--	--	--	2,551	1,888
Net Gains	--	--	597	18,844	11,867

Net Increase in Net Assets
Resulting from Operations	--	--	957	17,897	12,019

Transfers Due to Terminations	--	--	2	(13)	(11)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	--	--	2	(13)	(11)

Total Increase in Net Assets	--	--	959	17,884	12,008
Net Assets - Beginning of Year	--	--	8,432	81,524	72,577
Net Assets - End of Year	$--	$--	$9,391	$99,408	$84,585

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2015
	Government Money Market V.I. Division	U.S. Government Bond V.I. Division	High Yield V.I. Division	Large Cap Core V.I. Division	Value Opportunities V.I. Division	Global Allocation V.I. Division	Basic Value V.I. Division

Investment Income:
Dividends	$--	$--	$454	$--	$242	$--	$1,206
Expenses:
Risk Charges and Administrative Expenses	--	--	(125)	(195)	(1,217)	(151)	(1,088)
Net Investment Income (Loss)	--	--	329	(195)	(975)	(151)	118

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	--	(8)	7,965	357	3,100	25
Net Unrealized Losses	--	--	(814)	(7,370)	(12,713)	(1,676)	(14,598)
Capital Gain Distributions	--	--	57	--	6,323	--	8,766
Net Gains (Losses)	--	--	(765)	595	(6,033)	1,424	(5,807)

Net Increase (Decrease) in Net Assets
Resulting from Operations	--	--	(436)	400	(7,008)	1,273	(5,689)

Transfers Due to Terminations	--	--	2	(39,227)	9	(30,637)	9

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	--	--	2	(39,227)	9	(30,637)	9

Total Decrease in Net Assets	--	--	(434)	(38,827)	(6,999)	(29,364)	(5,680)
Net Assets - Beginning of Year	--	--	8,866	38,827	88,523	29,364	78,257
Net Assets - End of Year	$--	$--	$8,432	$--	$81,524	$--	$72,577

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS

NOTE 1‑ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act).  Each of the five investment divisions of the Account are invested solely in the shares of five corresponding separate funds of the BlackRock Variable Series Funds, Inc. (the Funds), an open‑end management investment company registered under the 1940 Act.  BlackRock Advisors, LLC, is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life's surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life's certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

Effective February 9, 2016, Monarch Life eliminated the Large Cap Core V.I. Division and the Global Allocation V.I. Division from the Account.

NOTE 2‑SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS:  The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2016, all the Account's recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3‑PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2016 are shown below:

	Purchases	Sales
Government Money Market V.I. Fund	$--	$--
U.S. Government Bond V.I. Fund	--	--
High Yield V.I. Fund	484	124
Value Opportunities V.I. Fund	2,800	1,212
Basic Value V.I. Fund	3,100	1,070
Totals	$6,384	$2,406

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS

NOTE 4‑EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2016 and 2015 are shown below:

	2016			2015
			Net			Net
	Issued	Redeemed	Decrease	Issued	Redeemed	Decrease

Government Money Market V.I. Division	--	--	--	--	--	--
U.S. Government Bond V.I. Division	--	--	--	--	--	--
High Yield V.I. Division	--	--	--	--	--	--
Large Cap Core V.I. Division	--	--	--	--	571	(571)
Value Opportunities V.I. Division	--	--	--	--	--	--
Global Allocation V.I. Division	--	--	--	--	644	(644)
Basic Value V.I. Division	--	--	--	--	--	--

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract's accumulation period.

Premium tax may be assessed to a contract.  Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years.  Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract's total purchase payments.

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS

NOTE 7-CONTRACT OWNERS' ACCUMULATION VALUES

Contract owners' accumulation values for 2016, 2015, 2014, 2013, and 2012 consist of the following:

	At December 31,			For the year ended December 31,
2016	Accumulation Units	Accumulation Unit Value	Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***
Government Money Market V.I. Division	--	$13.95	$--	0.00%	1.40%	(1.29%)
U.S. Government Bond V.I. Division	--	27.43	--	0.00%	1.40%	(0.07%)
High Yield V.I. Division	229	41.00	9,391	5.88%	1.40%	11.38%
Value Opportunities V.I. Division	315	315.74	99,408	0.29%	1.40%	21.94%
Basic Value V.I. Division	960	88.14	84,585	2.06%	1.40%	16.54%

2015
Government Money Market V.I. Division	--	$14.13	$--	0.00%	1.40%	(1.33%)
U.S. Government Bond V.I. Division	--	27.45	--	0.00%	1.40%	(0.94%)
High Yield V.I. Division	229	36.81	8,434	5.25%	1.40%	(4.91%)
Large Cap Core V.I. Division	--	67.46	--	0.00%	1.40%	(0.88%)
Value Opportunities V.I. Division	315	258.93	81,523	0.28%	1.40%	(7.91%)
Global Allocation V.I. Division	--	44.63	--	0.00%	1.40%	(2.08%)
Basic Value V.I. Division	960	75.63	72,575	1.56%	1.40%	(7.25%)

2014
Money Market V.I. Division	--	$14.32	$--	0.00%	1.40%	(1.38%)
U.S. Government Bond V.I. Division	--	27.71	--	2.57%	1.40%	4.41%
High Yield V.I. Division	230	38.54	8,866	5.45%	1.40%	1.47%
Large Cap Core V.I. Division	571	67.99	38,827	0.98%	1.40%	10.79%
Value Opportunities V.I. Division	315	281.03	88,523	0.19%	1.40%	3.76%
Global Allocation V.I. Division	644	45.60	29,364	2.15%	1.40%	0.68%
Basic Value V.I. Division	960	81.52	78,257	1.43%	1.40%	8.39%

2013
Money Market V.I. Division	--	$14.52	$--	0.00%	1.40%	(1.43%)
U.S. Government Bond V.I. Division	--	26.54	--	2.42%	1.40%	(4.60%)
High Yield V.I. Division	506	38.15	19,287	5.86%	1.40%	7.80%
Large Cap Core V.I. Division	718	61.43	44,095	1.03%	1.40%	31.77%
Value Opportunities V.I. Division	562	270.98	152,223	0.54%	1.40%	40.43%
Global Allocation V.I. Division	769	45.27	34,820	1.03%	1.40%	13.18%
Basic Value V.I. Division	1,274	75.23	95,827	1.21%	1.40%	36.16%

2012
Money Market V.I. Division	75	$14.73	$1,100	0.00%	1.40%	(1.41%)
U.S. Government Bond V.I. Division	9	27.82	251	2.50%	1.40%	0.98%
High Yield V.I. Division	506	35.39	17,886	6.52%	1.40%	14.05%
Large Cap Core V.I. Division	772	46.62	36,000	1.49%	1.40%	11.13%
Value Opportunities V.I. Division	562	192.97	108,401	0.42%	1.40%	11.96%
Global Allocation V.I. Division	912	40.00	36,480	1.25%	1.40%	8.75%
Basic Value V.I. Division	2,060	55.25	113,789	1.85%	1.40%	12.46%

MONARCH LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA
NOTES TO FINANCIAL STATEMENTS

NOTE 7-CONTRACT OWNERS' ACCUMULATION VALUES (Continued)

*These ratios represent dividends received by the Account's divisions from the underlying investments, divided by the respective division's average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account's unit values.  The recognition of investment income by the Account's divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account's unit values.  Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.

***These ratios represent the total return of the Account's divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8‑DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9‑PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10‑SUBSEQUENT EVENTS

As of April 21, 2017, the date in which the financial statements were available to be issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2016 which require recognition or disclosure in the financial statements.

50645  05/17

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